Exhibit 99.1 April 2025 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including immigration, trade, tariff, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits, including low cost deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; systemic or non-systemic bank failures or crises; geopolitical conditions, threats or events involving terrorism or military action or conflict, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) § Total Assets: $15.3 Billion § Gross Loans: $ 8.4 Billion § Total Deposits (Including Repos): $12.3 Billion § Total Equity: $ 2.2 Billion Ø Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings Ø 192 Consecutive Quarters or 48 Years of Profitability Ø 142 Consecutive Quarters of Cash Dividends Ø Forbes, Best Banks in America (2016 – 2025)* Ø Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ø Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks Ø Bauer Financial Report § Five Star Superior Rating v 64 Consecutive Quarters Ø Fitch Rating § BBB+ (March 2025) Ø One of the 10 largest bank holding companies in CA As of 01/22/2025 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 cbbank.com 4 * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com 5

Our Vision

Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

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Target Customer

The best privately-held and/or family-owned businesses throughout California

- Annual revenues of $1-300 million
- Top 25% in their respective industry
- Full relationship banking
- Build long-term relationships

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Three Areas of Growth

DeNovo

San Diego (2014)
Oxnard (2015)
Santa Barbara (2015)
San Diego (2017)
Stockton (2018)
Modesto (2020)



Same Store Sales
GROWTH
DeNovo
Acquisitions

Acquisitions

American Security Bank (2014)
County Commerce Bank (2016)
Valley Business Bank (2017)
Community Bank (2018)
Suncrest Bank (2022)

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Relationship Banking Strategy Customer Credit Marketing Management Division Relationship Manager (Bank) Agribusiness Citizens Home Construction Lending Specialty Lending Asset Based Treasury Real Estate Banking International Lending Management Banking Dairy & Livestock CitizensTrust Government Citizens Merchant C-PACE Equipment Services Bankcard Lending SBA Financing Wealth Loan Management Brokerage Deposit Services Title Escrow Property Management Trust Investment Receivers & Services Law Firms Fiduciaries cbbank.com

Acquisition Strategy Banks: Ø Target size: $1 billion to $10 billion in assets Ø Financial & Strategic Ø In-market and/or adjacent geographic market (California) Banking Teams: Ø In-market Ø New markets cbbank.com 10

CVBF Balance Sheet Profile March 31, 2025 Deposits & Assets Securities Loans Funding Repos Cash Borrowings D&L & Agri Repos 4% Time 4% 3% 2% Others Muni Other 5% 8% 10% 10% Agency C&I 11% 11% Securities Loans $12.8B MBS $4.9B $8.4B $12.3B $15.3B 32% 54% 56% CMO 23% CRE Total Deposits & 78% Non-maturity Repos 93% 96% Capital Ratios as of March 31, 2025 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 10.0% 11.8% 16.5% 16.5% 17.3% cbbank.com 11

Q1 2025 Financial Highlights • ROATCE = 14.51% Profitability • ROAA = 1.37% • Efficiency Ratio = 46.7% • Q1’25 Net Income = $51 million / EPS = $0.36 • $2.2 million gain on sale of OREO properties Income Statement • $2 million recapture of provision for credit losses • NIM = 3.31% • Noninterest deposits grew $147 million from 12/31/24 • Noninterest deposits > 59% of Total Deposits Balance Sheet • Dairy and Livestock loans declined $168 million from 12/31/24 • Q1 Net recoveries = $130K • NPA/TA = 0.17% (NPA = $26.1 million) • Classified loans = $94.2 million or 1.13% of total loans Asset Quality • ACL = $78 million or 0.94% of gross loans • CET1 Ratio = 16.5% • Total Risk-Based Ratio = 17.3% Capital • Tangible Common Equity Ratio = 10.0% cbbank.com 12

Selected Ratios 2022 2023 2024 Q1’24 Q4’24 Q1’25 ROATCE* 18.85% 18.48% 14.95% 15.13% 14.31% 14.51% NIM 3.30% 3.31% 3.09% 3.10% 3.18% 3.31% Cost of Deposits 0.05% 0.41% 0.88% 0.74% 0.93% 0.86% P Pe er rf fo or rm ma an nc ce e Cost of Funds 0.06% 0.83% 1.32% 1.31% 1.13% 1.04% Efficiency Ratio 38.98% 42.00% 46.55% 45.41% 47.34% 46.69% NIE % Avg. Assets 1.28% 1.41% 1.45% 1.43% 1.49% 1.58% NPA % Total Assets 0.03% 0.13% 0.31% 0.09% 0.31% 0.17% C Cr re ed diit t Q Qu ua alliit ty y Net Charge-Offs (0.01%) 0.00% 0.04% 0.05% 0.00% 0.00% (Recoveries) to Avg. Loans CET1 Ratio 13.5% 14.6% 16.2% 14.9% 16.2% 16.5% C Ca ap piit ta all Total Risk-Based Capital 14.4% 15.5% 17.1% 15.8% 17.1% 17.3% Ratio cbbank.com * See Non-GAAP Reconciliation 13

Selected Highlights Q1’24 Q4’24 Q1’25 ($ in Thousands) Net Interest Income $ 112,461 $ 110,418 $110,444 Noninterest Income 14,113 13,103 16,229 Noninterest Expense, excluding 55,326 56,352 57,127 Regulatory Assessments Regulatory Assessments 4,445 2,128 2,017 Total Noninterest Expense 59,771 58,480 59,144 IIn nc co om me e S St ta at te em me en nt t Pretax-Pre Provision Income 66,803 65,041 67,529 (Recapture of) Provision for (3,000) (2,000) Credit Losses - Earnings before Income Taxes 66,803 68,041 69,529 Net Income $ 48,599 $50,858 $51,104 Basic earnings per common $0.35 $0.36 $0.37 share Diluted earnings per common $0.35 $0.36 $0.36 share cbbank.com 14

Selected Highlights Q1’24 Q4’24 Q1’25 ($ in Thousands) Average Cash & Cash Equivalents $ 595,470 $ 637,004 $ 315,760 Average Loans 8,824,579 8,522,587 8,467,465 Average Total Securities 5,357,708 4,936,514 4,908,718 A Av ve er ra ag ge e Average Noninterest-bearing Deposits 7,182,718 7,116,050 7,006,357 B Ba alla an nc ce e Average Total Deposits & Customer S Sh he ee et t 11,946,125 12,570,619 12,189,997 Repurchase Agreements Average Borrowings 1,991,978 500,000 513,078 Loan-to-deposit 75.83% 70.35% 71.32% Noninterest-bearing deposits/Total 61.72% 58.74% 59.01% Deposits cbbank.com 15

Earnings Per Share

192 Consecutive Quarters or 48 Years of Profitability since **1977**



$0.94
$0.95
$1.24
$1.48
$1.30
$1.56
$1.67
$1.59
$1.44
$1.48
ANNUALIZED*
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

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Dividends – 142 Consecutive Quarters 1 14 42 2 C Co on ns se ec cu ut tiiv ve e Q Qu ua ar rt te er rs s M Mo or re e t th ha an n 3 35 5 y ye ea ar rs s o of f c ca as sh h $0.80 $0.80 $0.80 $0.77 d diiv viid de en nd ds s s siin nc ce e 1 19 98 89 9 $0.72 $0.72 $0.72 $0.56 $0.54 55.73% 54.50% $0.48 56.84% 45.16% 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/2025 Dividends per Share Dividend Payout Ratio cbbank.com • Dividend payout ratio calculated on per share basis. 17 * ANNUALIZED

Net Interest Income and NIM ($ in Millions) 4.43% 4.24% $113.6 $112.5 $110.8 4.37% 4.34% $110.4 $110.4 4.28% 3.31% 3.18% 3.10% 3.05% 3.05% 1.47% 1.38% 1.31% 1.13% 1.04% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Earning Asset Yield Net Interest Margin Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Cost of Funds cbbank.com 18

Net Interest Margin Trend CVBF KRX 4.43% 4.26% 3.71% 3.70% 3.78% 3.69% 3.63% 3.58% 3.34% 3.27% 3.26% 3.24% 3.19% 3.15% 3.31% 3.21% 3.18% 3.17% 2.92% 3.09% 3.05% 3.04% 2.79% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 19

Return on Average Assets CVBF KRX 1.8% 1.6% 1.5% 1.4% 1.4% 1.3% 1.2% 1.2% 1.2% 1.2% 1.2% 1.4% 1.4% 1.3% 1.2% 1.1% 0.9% 1.0% 1.0% 1.0% 0.9% 0.9% 0.6% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 20

Return on Average Tangible Common Equity CVBF KRX 23.7% 19.8% 16.5% 16.3% 16.1% 15.8% 15.4% 15.0% 14.9% 14.5% 14.3% 14.0% 15.7% 14.5% 14.1% 13.4% 12.5% 12.3% 10.2% 12.2% 12.1% 9.7% 7.4% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 21

CET1 Ratio Trend (%) CVBF KRX 16.5% 16.4% 16.2% 15.8% ASR / Suncrest Acquisition 15.3% 14.8% 15.0% 14.9% 14.8% 14.7% 13.6% 13.0% CB Acquisition 12.8% 12.6% 12.5% 12.5% 12.3% 12.2% 12.2% 12.1% 12.0% 11.8% 11.8% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 22

TCE Ratio Trend (%) CVBF KRX 12.2% 11.6% 10.5% CB ASR / Suncrest 10.0% Acquisition Acquisition 9.8% 9.7% 9.6% 9.2% 9.7% 8.7% 9.3% 8.5% 9.1% 8.3% 9.0% 8.6% 8.6% 8.6% 8.2% 7.4% 8.1% 8.1% 7.4% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 23

Total Deposits & Customer Repos March 31, 2025 March 31, 2024 Total Deposits & Customer Repos Total Deposits & Customer Repos Time Time 4% 6% Repos Repos 2% 2% Non-maturity Interest-bearing 35% Noninterest-bearing Noninterest-bearing 59% Non-maturity 58% Interest-bearing 34% Cost of Interest-Bearing Deposits and Repos March 2024 March 2025 1.95% 2.06% cbbank.com 24

Deposit & Repo Quarterly Avg. Trends $12.57 $12.42 $12.19 $12.17 $11.95 $0.46 $0.36 $0.29 $0.32 $0.31 $0.62 $0.74 $0.73 $0.56 $0.45 $4.38 $4.19 $4.01 $4.00 $4.30 $7.18 $7.15 $7.12 $7.12 $7.00 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Noninterest-bearing Non-maturity IB Deposits Time Deposits Customer Repos cbbank.com 25 Billions

Cost of Deposits 6.00% CVBF KRX Fed Funds Rate 5.00% For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits 4.50% of the 50 Banks in the KRX Index 4.00% 3.00% 2.34% 2.19% 2.00% 0.82% 0.98% 0.86% 1.00% 0.03% 0.11% 0.25% 0.21% 0.00% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2019 2020 2021 2022 2023 2024 2025 Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 26

Cost of Deposits: Monthly Trends


CVBF Cost of Deposit Detail
Cost of Non-Maturity Deposits
Cost of Time Deposits
3.17% 3.40% 3.44% 3.50% 3.52% 3.24% 3.15% 2.87% 2.84% 2.88% 2.87% 2.78%
.70% .71% .74% .75% .85% .88% .84% .81% .81% .77% .77% .76%
Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25 Feb-25 Mar-25

CVBF Cost of Deposits vs. Effective Federal Funds Rate


1.68% 2.56% 3.78% 4.33% 4.65% 5.06% 5.12% 5.33% 5.33% 5.33% 5.33% 5.33% 5.33% 4.83% 4.58% 4.33% 4.33%
.05% .07% .09% .19% .28% .41% .53% .59% .64% .72% .84% .92% 1.01% .97% .90% .87% .85%
Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 Dec-24 Jan-25 Feb-25 Mar-25
Total Cost of Deposits
EFFR

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Loans by Type C&I CRE Owner $0.94B 27.6% Commercial and industrial 11.3% SBA 3.3% CRE SFR mortgage $6.49B 3.2% Dairy & livestock and agribusiness 3.0% Municipal lease finance receivable 0.8% CRE Non-Owner 50.0% Consumer and other loans 0.7% Other Construction 0.2% $0.93B cbbank.com 28

Loan Trends – Quarterly Averages

($ in Millions)

CRE


$6,895
$6,844
$6,788
$6,700
$6,664
3.4% decline
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

C&I


$1,015
$1,003
$1,001
$970
$995
2.0% decline
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

D&L and Agribus.


$381
$363
$352
$372
$340
10.8% decline
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

Other


$913
$900
$853
$854
$854
6.4% decline
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

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Line Utilization Trends


48%
51%
46%
48%
45%
49%
42%
69%
78%
68%
80%
75%
81%
64%
31%
28%
28%
30%
29%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Total
D&L
C&I

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ACL Nine Quarter Trend ($ in Millions) $3.4 $1.5 $1.5 $5.9 $0.0 $0.0 $0.1 $85.5 $85.6 84.1 $0.0 $0.1 $82.8 $82.8 $82.8 $80.9 $80.0 $78.3 1.00% 0.98% 0.98% 0.97% 0.97% 0.95% 0.94% 0.94% 0.94% Specific Reserve Performing Loans ACL Coverage Ratio Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 * Total Balance cbbank.com 31

Classified Loan Trend $124.73 $124.61 ($ in Millions) $4.04 $5.08 $11.68 $15.16 $103.08 $8.19 $4.68 $94.17 $3.57 Other* $2.52 $89.55 $3.30 $5.20 $5.59 $7.39 $0.86 SFR mortgage $9.48 $9.28 $53.75 SBA $46.81 $64.33 Dairy & livestock and $37.60 $36.80 agribusiness Commercial and industrial CRE - Non-owner occupied $43.85 $43.26 $34.74 $34.25 $32.61 CRE - Owner occupied Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 *Other includes other loan segments that are not listed above, including Construction, Consumer and other loans. cbbank.com 32

Classified Loans / Total Loans (%) CVBF KRX 2.3% 2.1% 2.0% 2.0% 1.8% 1.8% 1.6% 1.6% 1.5% 1.5% 1.4% 1.4% 1.2% 1.2% 1.2% 1.1% 1.1% 1.1% 1.0% 0.9% 0.9% 0.7% 0.7% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 33

Net Charge-Offs / Average Loans (%) CVBF KRX 0.08% 0.06% 0.06% 0.06% 0.06% 0.05% 0.05% 0.05% 0.04% 0.04% 0.03% 0.02% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% Q4 Q4 Q4 Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1 2017 2018 2019 2020 2021 2022 2023 2024 2025 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 34

Appendix Non-GAAP Reconciliation cbbank.com

Selected Annual Highlights 2022 2023 2024 ($ in Thousands) Net Interest Income $ 505,513 $ 487,990 $ 447,347 Noninterest Income 49,989 59,330 54,474 Noninterest Expense, excluding 211,078 215,874 223,493 Regulatory Assessments Regulatory Assessments 5,477 17,710 10,091 Total Noninterest Expense 216,555 229,886 233,583 IIn nc co om me e S St ta at te em me en nt t Pretax-Pre Provision Income 338,947 317,434 268,238 Provision for (Recapture of) Credit 10,600 2,000 (3,000) Losses Earnings before Income Taxes 328,347 315,434 271,238 Net Income $ 235,425 $ 221,435 $ 200,716 Basic earnings per common share $1.67 $1.59 $1.44 Diluted earnings per common share $1.67 $1.59 $1.44 cbbank.com 36

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Other RE Rental Medical and Leasing Non- Farmland 4% 4% Owner 7% 64% Industrial Other 34% 9% Multi- Family 12% Owner Retail Office 36% 14% 16% cbbank.com 37

CRE by Collateral ($ in Millions) Classified % of Collateral LTV at Classified Balance Owner Avg. Size Classified (Non- Type Origination (Owner) Occupied Owner) Industrial $ 2,217 48% 49% $ 1.63 $ 19.66 $ 9.86 $ 9.80 Office 1,022 27% 55% 1.66 0.00 0.00 0.00 Retail 899 11% 47% 1.73 24.86 24.86 0.00 Multi-Family 813 1% 48% 1.55 1.35 1.35 0.00 Other 555 56% 47% 1.57 0.73 0.73 0.00 Farmland 437 99% 44% 1.44 24.41 0.00 2 4 . 4 1 Medical 293 31% 57% 1.42 0.04 0.00 0.04 Other RE Rental & 255 15% 49% 2.57 0.00 0 . 0 0 0.00 Leasing Total $ 6,491 36% 50% $ 1.63 $ 71.05 $ 36.80 $ 34.25 cbbank.com 38

CRE by Collateral and Origination ($ in Millions) Balance Distribution by Origination Year Average OLTV By Origination Year Collateral 2020 or 2020 or Balance 2025 2024 2023 2022 2021 2025 2024 2023 2022 2021 Type earlier earlier Industrial $ 2,217 3% 6% 8% 19% 18% 46% 39% 42% 43% 44% 50% 52% Office 1,022 1% 4% 3% 24% 15% 53% 54% 49% 48% 54% 55% 56% Retail 899 2% 2% 6% 23% 18% 49% 40% 35% 38% 43% 46% 51% Multi-Family 813 1% 4% 10% 21% 18% 46% 34% 36% 43% 44% 51% 51% Other 555 2% 5% 7% 14% 20% 52% 38% 46% 44% 45% 49% 47% Farmland 437 0% 6% 7% 17% 14% 56% 36% 32% 42% 42% 37% 49% Medical 293 1% 7% 3% 11% 17% 61% 52% 47% 45% 52% 53% 62% Other RE Rental & 255 4% 20% 11% 17% 12% 36% 53% 46% 48% 51% 48% 49% Leasing Total $ 6,491 2% 5% 7% 20% 17% 49% 40% 41% 43% 46% 50% 52% cbbank.com 39

CRE by Collateral and Reset/Maturity ($ in Millions) Balance Maturing Next Rate Resets Next 24 Maturity Collateral Balance 24 months Months & Rate Reset % Type ($ in Millions) ($ in Millions) ($ in Millions) of Loans Industrial $ 2,217 $ 277 $ 142 19% Office 1,022 126 125 25% Retail 899 129 111 27% Multi-Family 813 42 141 23% Other 555 60 64 22% Farmland 437 38 102 32% Medical 293 26 61 30% Other RE Rental & 255 62 13 29% Leasing Total $ 6,491 $ 760 $ 759 23% cbbank.com 40

CRE by Collateral and Loan Size ($ in Millions) Other RE Multi- Loan Amount Industrial Office Retail Other Farmland Medical Rental and Total Family Leasing Greater than $ 25 $ 23 $ 0 $ 0 $ 0 $ 0 $ 0 $ 43 $ 91 $20M $10M to $20M 105 112 86 86 11 66 0 24 490 $5M to $10M 446 232 152 130 141 84 56 51 1,292 $1M to $5M 1,346 515 532 456 322 215 187 116 3,689 Less than $1M 295 140 129 141 81 72 50 21 929 Total $ 2,217 $ 1,022 $ 899 $ 813 $ 555 $ 437 $ 293 $ 255 $ 6,491 cbbank.com 41

CRE Office Loans by Major MSA San Francisco County • Total Balance of $109,868 (1 loan) Los Angeles County • Total Balance of $358mm (186 loans) San Diego County • Total Balance of $73mm (21 loans) Powered by Bing © GeoNames, Microsoft, TomTom Note: Only shows the office loans that are in the major MSA. cbbank.com 42

Greater LA Business Density Distribution % of Market Description $ Loan Avg. LTV at Owner Classified Origination ($ in Thousands) Balance Loan Size Occupied West LA (HBD) $ 86,124 18% 52% $ 4,306 $ 0 Other West LA 54,991 22% 52% 1,964 0 North LA (HBD) 40,285 8% 49% 1,389 0 Other North LA 37,598 18% 48% 1,393 0 Downtown LA (HBD) 513 100% 6% 513 0 Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) Other Central LA 40,707 21% 48% 2,395 0 • West LA includes Santa Monica and Century City • Central LA includes Downtown LA Other LA 97,870 41% 47% 1,529 0 • North LA includes Pasadena and Burbank • Other LA (includes remaining areas of LA) Total $ 358,088 24% 49% $ 1,925 $ 0 cbbank.com 43

Greater SD Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Balance Origination ($ in thousands) Occupied Downtown SD (HBD) $ 3,673 42% 54% $ 1,224 $ 0 Other SD 69,183 0% 50% 3,844 0 • Darker shaded areas represent Higher $ 72,856 2% 51% $ 3,469 $ 0 Business Density (HBD) Total cbbank.com 44

Greater SF Business Density Distribution % of Area $ Loan LTV at Owner Avg. Size Classified Origination ($ in thousands) Balance Occupied Downtown SF $ 110 0% 3% $ 110 $ 0 (HBD) Other SF 0 0% 0% 0 0 • Darker shaded areas represent Higher Business Density (HBD) Total $ 110 0% 3% $ 110 $ 0 cbbank.com 45

C&I by Industry Manufacturing: Wholesale Trade: 8% 12% Balance % of Classified ($ in C&I ($ in Industry Millions) Total Millions) Real Estate Rental and Construction: 8% $ 208 22% $ 0.12 Leasing Manufacturing 116 12% 2.93 Real Estate Rental and Leasing: Wholesale Trade 75 8% 4.38 22% Arts, Entertainment, Construction 73 8% 0.00 and Recreation: 7% Arts, Entertainment, and 64 7% 0.00 Recreation Professional, Scientific, and Professional, 58 6% 0.00 Technical Services Scientific, and Other: 20% Technical Transportation and 57 6% 0.36 Services: 6% Warehousing Administrative and Support and Waste Management and 57 6% 0.00 Remediation Services Transportation and Warehousing: 6% Finance and Insurance 42 5% 0.00 Other 192 20% 1.49 Administrative and Support and Waste Management and Remediation Services: 6% Total $ 942 100% $ 9.28 Finance and Insurance: 5% cbbank.com 46

Historical Deposit Growth $13.62 $13.40 $0.6 $0.6 $12.21 $12.18 $11.71 $0.3 $0.4 $0.3 $4.9 $4.7 $9.13 $4.3 $4.9 $4.2 Brokered $300mm $0.4 Suncrest $1.2B $3.5 Customer Repos $8.1 $8.2 $7.5 Interest-bearing $7.2 $7.0 $5.2 Noninterest-bearing Dec'19 Dec'20 Dec'21 Dec'22 Dec'23 Dec'24 Suncrest +$1.2B Q1’22 cbbank.com 47 Billions

Diverse Deposit Base Construction Consumer 8% 28% Other Industries 10% Property Management 6% Finance and Insurance 6% Retail Trade 2% Transportation and Warehousing Other Real Estate 3% Rental and Leasing 6% Wholesale Trade 3% Manufacturing Educational 5% Services 3% Escrow and Title 5% Health Care and Social Professional, Scientific, and Other Services Assistance (except Public Technical Services 3% Administration) Public Administration 4% 4% 4% *Other Industries include various industries that represent less than 2%. cbbank.com 48

Business vs Consumer Deposits Q1 2025 Non-Analyzed Business Accounts 33% Consumer 28% Analyzed Business Accounts 39% cbbank.com 49

Deposit Relationship Tenure Q1 2025 Over 10 Years 46% 3 to 10 Years 29% Less than 3 Years 25% ~75% of our customer deposit relationships have banked with CBB for 3 years or more cbbank.com 50

Economic Forecast – GDP Real GDP Growth 3.00 2.50 2.00 1.50 1.00 0.50 - Q4 2024 Forecast Q1 2025 Forecast cbbank.com 51

Economic Forecast – Unemployment Unemployment Rate 6.00 5.50 5.00 4.50 4.00 3.50 3.00 Q4 2024 Forecast Q1 2025 Forecast cbbank.com 52

Economic Forecast – CRE Price CRE Price Index Growth 10.00 8.00 6.00 4.00 2.00 - (2.00) (4.00) (6.00) (8.00) Q4 2024 Forecast Q1 2025 Forecast cbbank.com 53

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2021	2022	2023	2024	March 31, 2024	December 31, 2024	March 31, 2025
Net Income	$ 212,521	$ 235,425	$ 221,435	$ 200,716	$ 48,599	$ 50,858	$ 51,104
Add: Amortization of intangible assets	8,240	7,566	6,452	5,324	1,438	1,163	1,155
Less: Tax effect of amortization of intangible assets [1]	(2,436)	(2,237)	(1,907)	(1,574)	(425)	(344)	(341)
Tangible net income	$ 218,325	$ 240,754	$ 225,980	$ 204,466	$ 49,612	$ 51,677	$ 51,918
Average stockholders' equity	$ 2,063,360	$ 2,066,463	$ 2,006,882	$ 2,145,665	$ 2,098,868	$ 2,213,556	$ 2,226,948
Less: Average goodwill	(663,707)	(764,143)	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)
Less: Average intangible assets	(29,328)	(25,376)	(18,434)	(12,571)	(14,585)	(10,650)	(9,518)
Average tangible common equity	$ 1,370,325	$ 1,276,944	$ 1,222,626	$ 1,367,272	$ 1,318,461	$ 1,437,084	$ 1,451,608
Return on average equity, annualized [2]	10.30%	11.39%	11.03%	9.35%	9.31%	9.14%	9.31%
Return on average tangible common equity, annualized [2]	15.93%	18.85%	18.48%	14.95%	15.13%	14.31%	14.51%

[1] Tax effected at respective statutory rates.
[2] Annualized where applicable.

cbbank.com 54

Copy of presentation at www.cbbank.com cbbank.com